UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2013

VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778427 (IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York, 10012
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1	Press Release, dated May 3, 2013, issued by Virgin Media Inc.

Item 8.01. Other Events.

Virgin Media Inc. (“Virgin Media”) (NASDAQ:VMED) (LSE:VMED) today announced that its subsidiaries Virgin Media Finance PLC (“VMF”) and Virgin Media Secured Finance PLC (“VMSF” and, together with VMF, the “Offerors”) will notify holders (the “Notice”) of VMF's dollar-denominated 5.25% senior notes due 2022, dollar-denominated 4.875% senior notes due 2022 and sterling-denominated 5.125% senior notes due 2022 (collectively, the “2022 Notes”) and VMSF's dollar-denominated 5.25% senior secured notes due 2021 and sterling-denominated 5.5% senior secured notes due 2021 (collectively, the “2021 Notes” and, together with the 2022 Notes, the “Notes”) that a “Change of Control”, as defined in each of the indentures governing the Notes, is expected to occur upon the consummation of the transactions (the “Change of Control Transaction”) contemplated by the Agreement and Plan of Merger dated as of February 5, 2013 (as amended on March 6, 2013 and as may be further amended or supplemented from time to time, the “Merger Agreement”) between Virgin Media, Liberty Global, Inc. (“Liberty Global”), Liberty Global Corporation Limited and certain other wholly owned subsidiaries of Liberty Global. Pursuant to the terms of the Notes, following the consummation of the Change of Control Transaction, holders of the Notes will have the right to require VMF or VMSF, as applicable, to purchase all or a portion of such holders' Notes, plus any accrued and unpaid interest up to, but not including, the date of purchase.
The Offerors have today commenced tender offers for the Notes (the “Tender Offers”) in contemplation of, and conditioned on, the consummation of the Change of Control Transaction.
The Notice and terms and conditions of the Tender Offers are included in the Notice of Change of Control and Offer to Purchase dated May 3, 2013 to be distributed to holders of the Notes. The Tender Offers are subject to the satisfaction of certain conditions, including the consummation of the Change of Control Transaction.
A copy of the press release issued by Virgin Media in connection with the tender offer is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits

99.1	Press release, dated May 3, 2013, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2013

VIRGIN MEDIA INC.

By:	/s/ Catherine Moroz
Name:	Catherine Moroz
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Press release, dated May 3, 2013, issued by Virgin Media Inc.